===============================================================================
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             Yadkin Valley Company
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                Not Applicable
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                             YADKIN VALLEY COMPANY
                            343 East Six Forks Road
                             Post Office Box 18747
                         Raleigh, North Carolina  27619

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------


     The Annual Meeting of Shareholders of Yadkin Valley Company (the "Company") will be held at 10:00 a.m. on Monday, April 23, 2001, at 343 East Six Forks Road (Third Floor Conference Room), Raleigh, North Carolina.

     The purposes of the meeting are:

     1. Election of Directors. To elect three directors of the Company for terms of one year or until their respective successors are duly elected and qualified;

     2. Proposal to Ratify Appointment of Independent Accountants. To consider a proposal to ratify the appointment of KPMG LLP as the Company's independent public accountants for 2001; and,

     3. Other Business. To transact any other business properly presented for action at the meeting.


     You are invited to attend the Annual Meeting in person. However, even if you plan to attend, you are requested to complete, sign and date the enclosed appointment of proxy and return it promptly in the accompanying envelope to ensure that a quorum is present at the Annual Meeting. Signing an appointment of proxy will not affect your right to revoke it and to attend the Annual Meeting and vote in person.


                                    By Order of the Board of Directors



                                    E. Thomas Lucas
                                    Vice President and Secretary


March 28, 2001

                             YADKIN VALLEY COMPANY
                            343 East Six Forks Road
                             Post Office Box 18747
                         Raleigh, North Carolina  27619
                   -----------------------------------------
                                PROXY STATEMENT
                   -----------------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

General

     This Proxy Statement is being furnished to shareholders of Yadkin Valley Company (the "Company") in connection with the solicitation by the Company's Board of Directors of appointments of proxy in the enclosed form for use at the Annual Meeting of the Company's shareholders (the "Annual Meeting") and at any adjournments of the meeting. The Annual Meeting will be held at 343 East Six Forks Road (Third Floor Conference Room), Raleigh, North Carolina, at 10:00 a.m. on Monday, April 23, 2001. This proxy statement is being mailed to the Company's shareholders on or about March 28, 2001.

Appointment and Voting of Proxies

     A form of appointment of proxy is included with this Proxy Statement which names David S. Perry and Jeanette C. Howell (the "Proxies") to act as proxies and represent shareholders at the Annual Meeting. The Board of Directors requests that shareholders sign and date an appointment of proxy and return it to the Company in the enclosed envelope.

     Shares of the Company's common stock held of record by a shareholder who correctly executes an appointment of proxy and returns it to the Company before the Annual Meeting will be voted by the Proxies according to the shareholder's directions. If no directions are given by the shareholder in the appointment of proxy, then those shares will be voted by the Proxies "FOR" the election of each of the three nominees for director named in Proposal 1 below, and "FOR" Proposal
2. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 becomes unavailable or unwilling to serve as a director for any reason, the Proxies will have the discretion to vote for a substitute nominee named by the Board of Directors. The Board of Directors is not aware of any other business that will be brought before the Annual Meeting but, if any other matter is properly presented for action by shareholders, the Proxies will be authorized to vote shares represented by appointments of proxy according to their best judgment.

     The Company will pay all costs of this solicitation of appointments of proxy for the Annual Meeting, including costs of preparing and mailing this Proxy Statement. In addition to solicitation by mail, appointments of proxy may be solicited personally or by telephone by officers, employees and directors of the Company without additional compensation.

Revocation of Appointment of Proxy

     A shareholder who executes an appointment of proxy can revoke it at any time before the voting takes place at the Annual Meeting by filing with the Company's Secretary either a written instrument revoking it or an executed appointment of proxy dated as of a later date, or by attending the Annual Meeting and announcing an intention to vote in person.

Record Date

     The Company's Board of Directors has set the close of business on March 9, 2001, as the record date (the "Record Date") for determining which shareholders are entitled to receive notice of and to vote at the Annual Meeting. A person must be a shareholder of record on the Record Date in order to be eligible to vote at the Annual Meeting.

Voting Securities

     The Company's voting securities are the outstanding shares of its common stock, $1 par value ("Common Stock"), of which 183,154 shares were outstanding on the Record Date. At the Annual Meeting, a shareholder may cast one vote for each share held of record on the Record Date on each director to be elected and on each other matter voted on by shareholders.

Voting Procedures; Votes Required for Approval

     In the election of directors, the three candidates receiving the highest numbers of votes will be elected. For Proposal 2 to be approved, the number of votes cast in person and by proxy at the Annual Meeting in favor of that proposal must exceed the number of votes cast against it. As long as a quorum is present, abstentions and broker non-votes will have no effect in the voting at the Annual Meeting. Shareholders may not vote cumulatively in the election of directors.

Beneficial Ownership of Securities

     Principal Shareholders. As of the Record Date, persons listed in the following table were known to the Company to own beneficially or of record 5% or more of the Company's outstanding Common Stock.

Name and Address              Amount and Nature of     Percentage
of Beneficial Owner         Beneficial Ownership (1)    of Class
--------------------------  -------------------------  -----------
Peter M. Bristow
Columbia, South Carolina           15,529 (2)            8.48%

Hope Holding Connell
Raleigh, North Carolina            14,319 (3)            7.82%

Frank B. Holding, Jr.
Raleigh, North Carolina            19,657 (4)           10.73%

Lewis R. Holding
Lyford Cay, Bahamas                49,927 (5)           27.26%

------------------------------

(1) Except as otherwise noted, to the Company's knowledge, each named individual exercises sole voting and investment power with respect to all shares.
(2) Includes an aggregate of 4,786 shares held by or in trust for Mr. Bristow's spouse and with respect to which shares he disclaims beneficial ownership.
(3) Includes 101 shares held in trust for Ms. Connell and with respect to which shares she exercises shared voting and investment power, and an aggregate of 10,918 shares held by her spouse and with respect to which shares she disclaims beneficial ownership.
(4) Includes an aggregate of 1,770 shares held by certain corporations or other entities which Mr. Holding may be deemed to control and with respect to which shares he may be deemed to exercise shared voting and investment power, 101 shares held in trust for Mr. Holding with respect to which he exercises shared voting and investment power, and 4,098 shares held by his spouse and with respect to which shares he disclaims beneficial ownership. Of the listed shares, 1,770 shares also are included in the shares shown as beneficially owned by Lewis R. Holding.
(5) Includes an aggregate of 2,764 shares held by certain corporations or other entities which Mr. Holding may be deemed to control and with respect to which shares he may be deemed to exercise shared voting and investment power, and 1,814 shares held by or in trust for his spouse and adult daughter and with respect to which shares he disclaims beneficial ownership. Of the listed shares, 1,770 shares also are included in the shares shown as beneficially owned by Frank B. Holding, Jr.

     Management. The following table describes the beneficial ownership of the Company's Common Stock as of the Record Date by its current directors individually and by all directors and officers as a group.

Name of                             Amount and Nature of      Percentage
Beneficial Owner                  Beneficial Ownership (1)   of Class (1)
-------------------------------  -------------------------   ------------
Hope Holding Connell                      14,319 (2)             7.82%

E. Thomas Lucas                                4                    *

David S. Perry                               379 (3)             0.21%

All directors and executive
  officers as a group (3 persons)         14,702                 8.03%

------------------------------

(1) Except as otherwise noted, to the Company's knowledge, the individuals named and included in the group exercise sole voting and investment power with respect to all shares. An asterisk indicates less than .01%.
(2) Ms. Connell's beneficial ownership is described in footnote 3 to the Principal Shareholders' table above.
(3) Mr. Perry exercises shared voting and investment power with respect to all shares.

Section 16(a) Beneficial Ownership Reporting Compliance

     The Company's directors and executive officers are required by federal law to file reports with the Securities and Exchange Commission regarding the amount of and changes in their beneficial ownership of the Company's Common Stock. Based on its review of copies of those reports, the Company's proxy materials are required to disclose failures to report shares beneficially owned or changes in beneficial ownership, or to timely file required reports, during the previous year. To the knowledge of management of the Company, all such reports required to be filed during 2000 have been timely filed.

                       PROPOSAL 1:  ELECTION OF DIRECTORS

     The Company's Bylaws provide for a Board of Directors composed of three members who are elected each year at the Annual Meeting for terms of one year or until their respective successors have been duly elected and qualified. The Board of Directors has nominated the three current directors named below for reelection by shareholders at the Annual Meeting.

                            Position with         First
    Name and Age             Company (1)         Elected        Principal Occupation and Business Experience
--------------------  -------------------------  -------  --------------------------------------------------------
Hope Holding Connell        Director              1998    Group Vice President, First-Citizens Bank & Trust
      (38)                                                Company, Raleigh, NC; Director, Southern BancShares
                                                          (N.C.), Inc. and Southern Bank and Trust Company,
                                                          Mount Olive, NC

E. Thomas Lucas         Vice President,          1979     Retired; until 1994, served as President and Chief
      (72)           Secretary and Director               Executive Officer, The Heritage Bank, Lucama, NC

David S. Perry        President, Treasurer       1988     Executive officer and director of the Company;
      (56)            and Director                        President and director, American Guaranty Insurance
                                                          Company, Raleigh, NC (property and casualty insurer);
                                                          President and director, Triangle Life Insurance Company,
                                                          Raleigh, NC (credit life and accident and health insurer)

------------------------
(1) Each director also serves as a director of the Company's subsidiary, Yadkin Valley Life Insurance Company.

     The Board of Directors recommends that shareholders vote "FOR" each of the three nominees named above. The three nominees receiving the highest numbers of votes will be elected.

Meetings and Committees of the Board of Directors

     The Board of Directors held one meeting in 2000, which was attended by all directors. Because it only has three members, the Board of Directors does not have an audit, compensation or nominating committee.

Report of the Board of Directors on Audit Matters

     The Board of Directors has (i) reviewed the Company's audited consolidated financial statements for 2000 and discussed them with management, (ii) discussed with the Company's independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, (iii) received written disclosures and a letter from the Company's independent accountants required by

Independence Standards Board Standard No. 1, and (iv) discussed the independence of the Company's accountants with the accountants. Based on the above review and discussions, the Board of Directors approved inclusion of the audited consolidated financial statements in the Company's 2000 Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission.

                            The Board of Directors:

   Hope Holding Connell         E. Thomas Lucas            David S. Perry

Director Compensation

     The Company's directors receive no fees or other compensation for their services as directors.

Executive Officers

     The Company's two executive officers are as follows:

     David S. Perry, age 56, has served as President and Treasurer of the Company since 1988, and as President and Treasurer of its subsidiary, Yadkin Valley Life Insurance Company, since 1998. He also serves as President of American Guaranty Insurance Company, Raleigh, North Carolina, a property and casualty insurer, and as President of Triangle Life Insurance Company, Raleigh, North Carolina, a credit life and accident and health insurer. American Guaranty Insurance Company is a subsidiary corporation of First Citizens BancShares, Inc., and Triangle Life Insurance Company is a subsidiary corporation of First-Citizens Bank & Trust Company. (See "Certain Relationships and Transactions.")

     E. Thomas Lucas, age 72, has served as Vice President and Secretary of the Company and its subsidiary, Yadkin Valley Life Insurance Company, since 1989. Until his retirement in 1994, Mr. Lucas served as President and Chief Executive Officer of The Heritage Bank, Lucama, North Carolina.

Executive Compensation

     The Company has no employees, and its executive officers receive no salaries or other compensation or benefits for their services as officers. (See "Certain Relationships and Transactions.")

Certain Relationships and Transactions

     The Company and its subsidiary, Yadkin Valley Life Insurance Company ("Yadkin Valley Life"), each is party to an Administration Agreement (the "Agreements") with American Guaranty Insurance Company, Raleigh, North Carolina ("American Guaranty"), a subsidiary of First Citizens BancShares, Inc., Raleigh, North Carolina ("BancShares"). Under the Agreements, American Guaranty provides the managerial, administrative and operational services necessary in carrying on the insurance holding company business and reinsurance business of the Company and Yadkin Valley Life, respectively, subject to the supervision and control of the Company's Board of Directors. American Guaranty is compensated and reimbursed for services rendered and expenses incurred which are reasonable and properly attributable, directly or indirectly, to the management and conduct of the Company's and Yadkin Valley Life's business affairs. The Agreements may be terminated by either party at any time upon written notice to the other. Aggregate fees paid by the Company and Yadkin Valley Life to American Guaranty pursuant to the Agreements during 2000 were $16,483. David S. Perry, who is President, Treasurer and a director of the Company, also serves as President and a director of American Guaranty, and Frank B. Holding, Jr., a principal shareholder of the Company, serves as Chairman of American Guaranty. It is expected that American Guaranty will continue to provide services to the Company and Yadkin Valley Life under the Agreements during 2001.

     The Company's reinsurance business consists solely of assuming risks, through Yadkin Valley Life, on credit life insurance policies issued by Triangle Life Insurance Company, Raleigh, North Carolina ("Triangle Life"), which is a subsidiary of First-Citizens Bank & Trust Company, Raleigh, North Carolina ("FCB"). David S. Perry, who is President, Treasurer and a director of the Company, also serves as President and a director of Triangle Life, and Frank B. Holding, Jr., a principal shareholder of the Company, serves as Chairman of Triangle Life.

     As noted above, American Guaranty is a subsidiary of BancShares and Triangle Life is a subsidiary of FCB. Frank B. Holding, Jr., Lewis R. Holding and Hope H. Connell, who are principal shareholders of the Company, also are principal shareholders of FCB's parent holding company, BancShares. Also, Frank
B. Holding, Jr. and Lewis R. Holding serve as directors and executive officers of FCB and BancShares, and Hope H. Connell serves as a senior officer of FCB.

     The credit life insurance policies issued by Triangle Life and reinsured by Yadkin Valley Life are sold through Southern Bank and Trust Company, Mount Olive, North Carolina ("Southern"), The Fidelity Bank, Fuquay-Varina, North Carolina ("Fidelity"), and The Heritage Bank, Lucama, North Carolina ("Heritage"). Each of those banks has an arrangement with Triangle Life whereby it receives a commission on credit life insurance policies it sells to its loan customers (and which commissions are paid from the premiums received on those policies). Hope H. Connell, who is a director and principal shareholder of the Company, also serves as a director of Southern and its parent holding company and is a principal shareholder of Heritage's parent holding company. Frank B. Holding, Jr., a principal shareholder of the Company, also is a principal shareholder of Southern's parent holding company. Lewis R. Holding, a principal shareholder of the Company, also is a principal shareholder of Southern's and Fidelity's parent holding companies. E. Thomas Lucas, an executive officer and a director of the Company, also is a director of Heritage. The dollar amounts of commissions received by Southern, Fidelity and Heritage, respectively, in connection with those policies during 2000 were $29,712, $42,466, and $13,776.

     A significant portion of the Company's assets are represented by its investments in equity securities of BancShares, First Citizens Bancorporation of South Carolina, Columbia, South Carolina ("Bancorporation"), and Heritage. The Company is affiliated with BancShares and Heritage as a result of the common control relationships described above. Additionally, Lewis R. Holding, a principal shareholder of the Company, also is a principal shareholder of Bancorporation, and Peter M. Bristow, a principal shareholder of the Company, also is a principal shareholder and an executive officer of Bancorporation.

              PROPOSAL 2:  RATIFICATION OF INDEPENDENT ACCOUNTANTS

Appointment of Independent Accountants

     The Company's current independent certified public accounting firm, KPMG LLP, has been reappointed by the Board of Directors to serve as the Company's independent accountants for 2001, and a proposal to ratify that appointment will be submitted for voting by shareholders at the Annual Meeting. Representatives of KPMG LLP are not expected to attend the Annual Meeting.

     The Board of Directors recommends that shareholders vote "FOR" Proposal 2. To be approved, the number of votes cast in person and by proxy at the Annual Meeting in favor of the proposal must exceed the number of votes cast against it.

Services and Fees During 2000

     As the Company's independent accountants for 2000, KPMG LLP provided various audit and non-audit services for which the Company and Yadkin Valley Life were billed for fees as further described below. The Company's Board of Directors has considered whether KPMG LLP's provision of non-audit services is compatible with maintaining its independence.

     Audit Fees. KPMG LLP audited the Company's consolidated financial statements included in its 2000 Annual Report on Form 10-KSB and, during 2000, it reviewed the financial statements included in the Company's Quarterly Reports on Form 10-QSB. The aggregate amount of fees billed to the Company for those services was $17,350.

     Financial Information Systems Design and Implementation Fees. During 2000, KPMG LLP provided no services relating to financial information systems design and implementation.

     All Other Fees. In addition to the services listed above, during 2000, KPMG LLP provided certain other services for which the aggregate amount of fees billed to the Company and Yadkin Valley Life was $5,250.

                             SHAREHOLDER PROPOSALS

     Any proposal of a shareholder which is intended to be presented for action at the 2002 Annual Meeting must be received by the Company in writing at its main office in Raleigh, North Carolina, no later than November 28, 2001, to be considered timely received for inclusion in the proxy statement and form of appointment of proxy distributed by the Company in connection with that meeting. In order for a proposal to be included in the Company's proxy materials for a particular meeting, the person submitting the proposal must own, beneficially or of record, at least 1% or $2,000 in market value of shares of the Company's Common Stock entitled to be voted on that proposal at the meeting and must have held those shares for a period of at least one year and continue to hold them through the date of the meeting. Also, the proposal and the shareholder submitting it must comply with certain other eligibility and procedural requirements contained in rules of the Securities and Exchange Commission.

     Written notice of a shareholder proposal intended to be presented at the 2002 Annual Meeting, but which is not intended to be included in the Company's proxy statement and form of appointment of proxy, must be received by the Company at its main office in Raleigh, North Carolina, no later than February 11, 2002, in order for that proposal to be considered timely received for purposes of the Proxies' discretionary authority to vote on other matters presented for action by shareholders at that meeting.

                             ADDITIONAL INFORMATION

     The Company is subject to the reporting requirements of the Securities Exchange Act of 1934 and files reports and other information, including proxy statements, annual reports and quarterly reports, with the Securities and Exchange Commission.

     A copy of the Company's 2000 Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission will be provided without charge upon the written request of any shareholder entitled to vote at the Annual Meeting. Requests for copies should be directed to David S. Perry, President, Yadkin Valley Company, Post Office Box 18747, Raleigh, North Carolina 27619 (Telephone 919-716-2266).




March 28, 2001

                             YADKIN VALLEY COMPANY
                            343 East Six Forks Road
                             Post Office Box 18747
                         Raleigh, North Carolina  27619

            APPOINTMENT OF PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints David S. Perry and Jeanette C. Howell (the "Proxies"), and any substitute appointed by them, as the undersigned's attorneys and proxies, and authorizes each of them, jointly and severally, to represent and vote as directed below all shares of the common stock of Yadkin Valley Company (the "Company") held of record by the undersigned on March 9, 2001, at the Annual Meeting of Shareholders of the Company to be held at 343 East Six Forks Road (Third Floor Conference Room), Raleigh, North Carolina, at 10:00 a.m. on April 23, 2001, and at any adjournments of the meeting. The undersigned hereby directs that the shares represented by this appointment of proxy be voted as follows:

1. ELECTION OF DIRECTORS: Proposal to elect three directors of the Company for one-year terms or until their successors are duly elected and qualified.

[ ]  FOR all nominees listed below       [ ]  WITHHOLD AUTHORITY to vote
     (except as indicated otherwise on        for ALL nominees listed below.
     the line below).

     Nominees:  Hope Holding Connell, E. Thomas Lucas, and David S. Perry.

     Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line below:

2. PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT ACCOUNTANTS: Proposal to ratify the appointment of KPMG LLP as the Company's independent accountants for 2001.

          [ ]  FOR        [ ]   AGAINST          [ ]   ABSTAIN

3. OTHER BUSINESS: On such other matters as may properly be presented for action at the Annual Meeting, the Proxies are authorized to vote the shares represented by this appointment of proxy in accordance with their best judgement.

     The shares represented by this appointment of proxy will be voted as directed above. In the absence of any direction, the Proxies will vote the shares represented by this appointment of proxy "FOR" the election of each nominee named in Proposal 1 and "FOR" Proposal 2. If, at or before the time of the meeting, any nominee listed in Proposal 1 has become unavailable or unwilling to serve as a director for any reason, the Proxies are authorized to vote for a substitute nominee named by the Board of Directors. This appointment of proxy may be revoked at any time before it is exercised by filing with the Company's Secretary a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing his or her intention to vote in person.


                                   Dated: __________________, 2001


                                   ____________________________________________
                                   Signature


                                   ____________________________________________
                                   Joint Signature (if shares are held jointly)


Instruction:  Please and sign above exactly as your name appears on this
                                    -------
appointment of proxy.  Joint owners of shares should both sign. Fiduciaries or
                                                     ----
other persons signing in a representative capacity should indicate the capacity in which they are signing.

IMPORTANT: To ensure that a quorum is present at the Annual Meeting, please send in your appointment of proxy whether or not you plan to attend. Even if you return a signed appointment of proxy, you will be able to revoke it and vote in person at the Annual Meeting if you so desire.